UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act File Number: 811-2958

T. Rowe Price International Funds, Inc.

(Exact name of registrant as specified in charter)

100 East Pratt Street, Baltimore, MD 21202

(Address of principal executive offices)

David Oestreicher
100 East Pratt Street, Baltimore, MD 21202

(Name and address of agent for service)

Registrant’s telephone number, including area code: (410) 345-2000

Date of fiscal year end: October 31

Date of reporting period: April 30, 2008

Item 1: Report to Shareholders

International Growth & Income Fund	April 30, 2008

The views and opinions in this report were current as of April 30, 2008. They are not guarantees of performance or investment results and should not be taken as investment advice. Investment decisions reflect a variety of factors, and the managers reserve the right to change their views about individual stocks, sectors, and the markets at any time. As a result, the views expressed should not be relied upon as a forecast of the fund’s future investment intent. The report is certified under the Sarbanes-Oxley Act, which requires mutual funds and other public companies to affirm that, to the best of their knowledge, the information in their financial reports is fairly and accurately stated in all material respects.

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Manager’s Letter

Fellow Shareholders

The global financial crisis and fears about the world’s economic health combined to push most developed international markets lower during the six-month period ended April 30, 2008. Risk-averse investors, fearing the worst from the U.S. subprime mortgage meltdown, moved to safer havens for most of the period. International markets rallied in April after investors became confident the worst of the crisis was over and companies—except for financials—reported stronger-than-expected earnings gains. The U.S. Federal Reserve aggressively cut its target interest rate to 2% and, along with the Bank of England and the European Central Bank (ECB), took several extraordinary measures to add liquidity to the financial system. The declining levels of consumer and business confidence affected all regions, including a number of formerly buoyant emerging markets, such as China and India. Your fund was not immune to these difficult market conditions.

HIGHLIGHTS

• Concerns about the deterioration in global financial markets and slowing global growth took their toll on most international stock markets during the past six months.

• The International Growth & Income Fund performed in line with its Lipper peer benchmark for the six-month period ended April 30, 2008, but lagged its MSCI EAFE market benchmark.

• With global equity markets falling across the board, there were few safe havens. Energy and materials were the only sectors that held fast.

• The correction has generated attractive investment opportunities, with valuations more appealing than they have been over the past several years.

The International Growth & Income Fund generated a disappointing return for the six-month period ended April 30, 2008. The portfolio lagged the MSCI EAFE (Europe, Australasia, and Far East) Index but performed in line with the Lipper International Multi-Cap Value Funds Average. (Results for the Advisor and R Class shares varied slightly, reflecting their differing fee structures.)

Europe had the worst absolute and relative impact on the fund’s performance. Our Japanese holdings also struggled. We lowered our exposure to emerging markets, particularly China, and were able to avoid some of their sharp declines. Most sectors faired poorly, but we were surprised that historically good defensive categories—telecommunications and health care—declined. Only energy, which benefited from record oil prices, gained.

When we experience disappointing short-term returns, it is important to keep in mind that your fund’s investment strategy is oriented toward achieving long-term appreciation. As you can see in the Average Annual Compound Total Return table on page 13, the returns of the past six months are well below the fund’s long-term performance. To achieve these favorable long-term results, the fund invests primarily in established, large-capitalization companies with favorable prospects for capital appreciation and, secondarily, for growing dividend payments. Most of the fund’s holdings are in developed-market countries and have minimal exposure to emerging markets. Our investing style is value oriented; however, we also look for companies with solid earnings growth potential and catalysts that can help drive performance. Finally, our country and sector allocations are driven primarily by bottom-up stock selection but also are influenced by our assessment of fundamental macroeconomic prospects.

MARKET REVIEW

A year ago, the global economy was experiencing a healthy noninflationary expansion, but conditions changed dramatically late last summer when it became evident that the problems of the U.S. subprime mortgage market had spread throughout the global financial system. Financial institutions encountered difficulty trading complicated structured products containing these mortgages, creating a global liquidity crisis. Consumer and business confidence declined, particularly in the U.S., where housing prices weakened and overextended consumers could not continue their high levels of spending. As we feared, the weakening U.S. economy took its toll on the global economy and international equity markets.

Economic growth in Europe continues, albeit at a lower rate. The rates of economic growth vary within the region. Economic conditions in the U.K. mirror those in the U.S. The U.K. housing bubble burst, and British consumers—the world’s most heavily indebted, surpassing even those in the U.S.—found they could not sustain their levels of spending. U.K. unemployment rose. In other parts of Europe there were signs of slowing, particularly in Spain and Ireland, which had their own housing bubbles, and in Italy and France, where domestic consumption slowed. Germany was the exception. Business and consumer confidence remained relatively buoyant, unemployment declined, and the nation’s exports to growth markets in Asia rose. The European Central Bank remained more concerned about rising inflationary pressures and consequently resisted calls to reignite the economy with interest rate cuts. Even though the European economy expanded, its stock markets experienced significant declines during the six-month period, as risk-averse investors looked for safe havens. The steepest losses were in Finland, the U.K., Ireland, Portugal, and Greece.

A similar story played out in the Pacific region. Japan’s multiyear export-fueled expansion began to slow in response to the yen’s strength, which curtailed exports to the U.S. Data indicated that the country had yet to rid itself of the persistent deflation that has bedeviled Japan for more than a decade. As a result, domestic demand remained weak, although subsequently a healthy level of modest inflation began to appear. Australia’s business conditions deteriorated and market sentiment soured, despite reaping the benefits from China’s seemingly insatiable demand for energy and raw materials. Hong Kong, Singapore, and New Zealand markets also experienced significant declines.

Emerging markets in Latin America showed more resilience. Brazil’s stock market had a marked advance. In emerging Asian markets—most notably China and India—the speculative bubble that had developed over the past several years deflated, and many emerging Asian markets experienced double-digit declines.

Although corporate earnings did not grow as rapidly, most companies—with the exception of financials—reported respectable gains. With the decline in stock prices, price/earnings multiples look appealing. Non-earnings-based valuations, such as price-to-book, enterprise value-to-sales, and dividend yield, which seemed slightly extended in many cases six months ago, were more attractive by the end of the reporting period. The silver lining of this reporting period is that finding solid companies with appealing valuations has become less challenging.

PORTFOLIO REVIEW

During the six-month period, consumer discretionary and financials were the portfolio’s worst-performing sectors. Losses stemming from the credit crisis reached just about every corner of the global financial system. We lightened the fund’s exposure to financials through this period and were able to avoid some of the downside. However, financial stocks make up the largest sector of the non-U.S. opportunity set, especially for a value-oriented investment style, and the sector was responsible for the largest detraction from the fund’s performance over the six months.

Our holdings in telecommunication services and health care stocks did not hold up as well as the inherent defensiveness of these sectors would suggest. We continue to believe these sectors, especially telecoms, represent good value.

Strong global demand for petroleum, iron, steel, and other metals helped our energy and materials holdings. We were heavily exposed in energy, which helped boost the portfolio’s results, but we reduced our exposure to materials due to concerns over rising valuations.

Regionally, our European holdings—especially those in the U.K.—were our worst detractors due to the heavy concentration of financial stocks in Europe. Our holdings in Japan also suffered, although our relatively lower exposure to that market was a mitigating factor. One brighter area was Asia, where we had lightened up on our holdings in China and India before those markets experienced sharp declines, and our holdings tended to perform better than the market.

Europe
Europe, a solid contributor to the fund’s results for several years, hurt results this reporting period. The flurry of mergers and acquisitions that had supported the market for several years dried up. European financial institutions, which had appreciated handsomely in the past few years, declined after reporting losses generated from complex structured securities containing subprime mortgages. Investors soured on Royal Bank of Scotland (U.K.), the fund’s worst performer, after it overpaid for the least desirable assets in a multibank takeover of Dutch bank ABN Amro. French banking company Societe Generale, buffeted by losses generated by a rogue trader, also declined. We sold our holdings of Hypo Real Estate (Germany), which specializes in real estate financing and had a large writedown. Not all our European banks performed poorly. Banco Santander (Spain), another participant in the ABN Amro deal, gained. It was seen as acquiring ABN Amro’s most attractive assets, and it experienced strong growth from its Latin America subsidiaries. (Please refer to the fund’s portfolio of investments for a detailed list of holdings and the amount each represents in the portfolio.)

Our European telecommunications holdings, which had been stalwart performers, weakened significantly during the period. Vodafone, the British wireless giant with mobile operations around the world (including a 45% interest in Verizon Wireless) sold off for no apparent reason other than it was caught in the negative sentiment directed toward the sector. Telefonica (Spain) dropped, despite the steady revenue stream from its stable landline business in Spain and strong growth from its wireless expansion in Latin America and Europe. We believe the stock is attractively valued. Other telecom and wireless companies also struggled. Telecom Italia (Italy), Telenor (Norway), and France Telecom (France) fell on fears of increased regulation and slowing customer growth in their mobile operations.

Despite increasing its share of the global mobile handset market and offering attractive new products, Nokia (Finland) declined. We consider this a very good company selling at an attractive valuation, and we added to our holdings.

A large number of our consumer-oriented companies struggled. Auto-maker BMW (Germany) declined primarily because of the impact of the strong euro, which reduced the translated value of the substantial portion of its earnings that are dollar denominated. BMW’s revenue generation was strong, and its valuations were near all-time lows. British retailer Tesco declined, and we used the dip as an opportunity to buy more of this well-managed company that is now expanding into the U.S. The fund’s largest holding, food giant Nestlé (Switzerland), bucked consumer stocks’ downward momentum and performed strongly. We believe the market underestimates the extent to which the company’s global operations and newly integrated information technology system will allow it to realize efficiencies and improve its margins.

Energy and utility stocks were the region’s bright sectors this period. Large producers, including StatoilHydro (Norway), Eni (Italy), and Total (France), benefited from the rising prices for crude oil. Aker Solutions (Norway), a new addition to the fund, performed well. This global company designs and builds offshore oil and gas drilling, production, and processing platforms and facilities as well as petrochemical and metals processing plants. German utility E.ON held up due to increased pricing and its healthy share of low-carbon, low-cost methods of electricity generation. To build up some of our defensive positions, we initiated a position in utility company Enel (Italy), which had very reasonable valuations.

Other strong performers this period included defense contractor Finmeccanica (Italy), chemicals company BASF (Germany), and shopping center investor Deutsche EuroShop (Germany). German pharmaceutical and chemical company Merck KGA (which is not related to the U.S. Merck) did well following our purchase of the shares. The demand for the crystals that it makes for LCD display panels is rising, and it received promising results from trials testing a drug to treat colorectal cancer.

Japan
Japan’s economic performance has been uneven. With a weak domestic economy, we have focused our attention on Japanese companies with export-oriented businesses or large offshore operations. Despite strong earnings and attractive values, the shares of a number of these companies struggled. Japanese automakers Toyota Motor and Honda had solid sales in most of their markets, but their shares dropped because the strong yen took a toll on their U.S. earnings. The declines have resulted in extremely low valuations. We believe Toyota and Honda are excellent companies with great long-term potential, and we continue to own the shares.

Trading company Sumitomo suffered from its exposure to the weak domestic Japanese market. Sumco, a supplier of silicon wafers for semiconductors, saw its shares decline over concerns about current excess global production capacity. We believe the valuation of this stock is compelling and added to our holdings. We also added more shares of Japanese residential developer Goldcrest. The company has a strong land bank that it can draw upon once demand for Tokyo condominium development resumes.

Sumitomo Trust and Banking Company, a well-managed bank with rising fee income, held up well relative to other financial companies. Nissha Printing, which specializes in molding decorative designs onto products such as cell phones, personal computers, and home appliances, saw orders for its products rise and was a strong contributor this period. Although subprime mortgage holdings dragged down the results for most insurance companies, Sony Financial Holdings was an exception. Its life, auto, and property and casualty insurance business continues to grab market share. Benesse, an education and language instruction company, has seen its enrollments grow at a healthy rate and continues to generate strong earnings growth. Over the period, we realized profits by gradually selling off our holdings of Seven & I, which operates convenience stores. We eliminated Tokyo Electron, a semiconductor production equipment manufacturer, from the portfolio on concerns of declining orders.

Pacific ex-Japan
We have liked the Pacific markets outside of Japan for several years due to the region’s economic and demographic growth as well as improving corporate governance. Rio Tinto, the Australian mining and minerals producer, saw its share price appreciate smartly on continuing strong Chinese demand and after rival BHP Billiton made an unsolicited buy-out offer. Another rumored takeover target was crop protection supplier NuFarm (Australia), which is integrating a large acquisition in Brazil that should substantially boost growth. We sold off some of our shares of Hong Kong & China Gas, a natural gas utility that markets in Hong Kong and has joint ventures in 30 Chinese cities, after the stock appreciated substantially since our initial purchase. Wireless communications company Starhub (Singapore) was one of the few telecommunications companies whose shares appreciated during the period.

Emerging Markets
For some time we have been concerned about valuations in emerging markets and have been reducing our exposure. Over the period, we eliminated all of our Petroleo Brasileiro holdings. While the company has had good returns and has announced a significant offshore discovery, we are concerned that the stock has gotten ahead of itself.

INVESTMENT OUTLOOK

We are less sanguine about global markets than we were a year ago, but we can begin to see improvement compared with the conditions in late 2007. It appears that the global financial crisis has stabilized for now. Interest rate spreads (the differences in yields between Treasuries and less creditworthy bonds of similar maturities) for riskier debt instruments have fallen, banks are not clamoring as much for liquidity, and deep-value investors are poking around the rubble and picking up what have become attractive assets. The Federal Reserve’s cuts in interest rates and creation of lending facilities to dealers have helped to restore confidence in the system short term, even if creating potential for inflation and moral hazard longer term.

We believe the Fed is now in a wait-and-see mode and is not likely to cut interest rates further. The European Central Bank, chartered solely to maintain price stability, is likely to hold off cutting rates until inflation moderates, while the Bank of England has struck a middle ground. Banks around the world have tightened their lending standards, which will curb the amount of credit available for businesses and consumers and dampen near-term investment and spending.

The U.S. has experienced an economic slowdown, but, so far, it seems to be less severe than previous contractions. The European economy shows signs of weakening, but the prior recovery was subdued and did not create the large imbalances that accompany a more exuberant expansion. As a result, if the region experiences a contraction, it may be shorter and less painful. The housing bubbles in Spain and Ireland are deflating, and the downturn in housing construction should result in more muted growth in those countries. With consumers burdened with high debt levels and rising unemployment, the U.K. economy is likely to remain weak. Europe, however, should benefit from the dynamic growth occurring in Eastern Europe, the Middle East, and Asia. Companies that are export oriented or have large operations in these high-growth areas should continue to prosper.

Japan’s economy remains in a slow-growth mode. The domestic economy shows few signs of life, while the country’s export sectors, which were responsible for what growth there had been, present a more balanced view. They are suffering from the strong yen that is making Japanese goods less competitive and reducing the value of offshore earnings, particularly those from the U.S. At the same time, exports to China, which has surpassed the U.S. as Japan’s largest export market, continue to grow. We don’t see any immediate catalysts that can revive Japan’s languid economy. Healthy growth in the rest of Asia is likely to continue. China’s overall growth has moderated slightly, but it will continue to be a massive consumer of raw materials, energy, and technology as it industrializes.

Corporate profits have been stronger than expected in many cases, and after the correction, many stocks currently carry attractive valuations. In some cases, we are seeing valuations similar to those earlier in this decade before the non-U.S. markets rallied. Another factor to consider is that during the past several months of risk aversion a lot of money moved to the sidelines. Much of this cash may begin to migrate back into equities in hopes of getting better returns. In addition, sovereign wealth funds have accumulated billions of dollars of reserves that inevitably will be invested, which should also prop up international stocks.

We believe the fundamentals should support the equity markets for the remainder of the year. Although non-U.S. markets have rallied in April and in early May as we write this letter, we expect volatility to continue. We may have a better understanding of the dimensions of the credit crisis than we did six months ago, but the market is still vulnerable to any hint of bad news.

We want to reiterate that regardless of day-to-day market conditions, our investment philosophy remains unchanged. We look for stocks of attractively valued companies with prospects for improving business fundamentals and the return of dividends to shareholders. We remain mindful of the risks of investing in international markets while we strive to generate continued rewards for our shareholders.

Respectfully submitted,

Raymond A. Mills
Chairman of the fund’s Investment Advisory Committee

May 16, 2008

The committee chairman has day-to-day responsibility for managing the portfolio and works with committee members in developing and executing the fund’s investment program.

RISKS OF INTERNATIONAL INVESTING

Funds that invest overseas generally carry more risk than funds that invest strictly in U.S. assets. Funds investing in a single country or in a limited geographic region tend to be riskier than more diversified funds. Risks can result from varying stages of economic and political development; differing regulatory environments, trading days, and accounting standards; and higher transaction costs of non-U.S. markets. Non-U.S. investments are also subject to currency risk, or a decline in the value of a foreign currency versus the U.S. dollar, which reduces the dollar value of securities denominated in that currency.

GLOSSARY

Gross domestic product (GDP): The total market value of all goods and services produced in a country in a given year.

Lipper averages: The averages of available mutual fund performance returns for specified periods in defined categories as tracked by Lipper Inc.

MSCI EAFE Index: Widely accepted as the benchmark for international stock performance (EAFE refers to Europe, Australasia, and Far East). The index represents the major markets of the world.

Price/earnings ratio: The price-to-earnings ratio shows the “multiple” of earnings at which a stock is selling. The P/E ratio is calculated by dividing a stock’s current price by its current earnings per share. A high multiple means that investors are optimistic about future growth and have bid up the stock’s price.

Portfolio Highlights

## TWENTY-FIVE LARGEST HOLDINGS

| | Percent of Net Assets 4/30/08 |
|---|---|
| Nestlé, Switzerland | 2.9% |
| E.ON, Germany | 2.6 |
| Royal Dutch Shell, United Kingdom | 2.3 |
| Telefonica, Spain | 1.9 |
| BP, United Kingdom | 1.8 |
| Total, France | 1.7 |
| StatoilHydro, Norway | 1.6 |
| Banco Santander, Spain | 1.6 |
| Mitsui & Co, Japan | 1.5 |
| Vodafone Group, United Kingdom | 1.4 |
| Toyota Motor, Japan | 1.3 |
| Sanofi-Aventis, France | 1.3 |
| ENI, Italy | 1.3 |
| Royal Bank of Scotland Group, United Kingdom | 1.2 |
| AXA, France | 1.1 |
| Rio Tinto, Australia | 1.1 |
| Novartis, Switzerland | 1.1 |
| Acciona, Spain | 1.1 |
| Allianz, Germany | 1.1 |
| BASF, Germany | 1.1 |
| Nokia, Finland | 1.1 |
| HSBC Holdings, United Kingdom | 1.1 |
| BNP Paribas, France | 1.0 |
| Tesco, United Kingdom | 1.0 |
| Allied Irish Banks, Ireland | 1.0 |
| Total | 36.2% |

Note: Table excludes investments in the T. Rowe Price Reserve Investment Fund and collateral for securities lending.

Performance and Expenses

GROWTH OF $10,000

This chart shows the value of a hypothetical $10,000 investment in the fund over the past 10 fiscal year periods or since inception (for funds lacking 10-year records). The result is compared with benchmarks, which may include a broad-based market index and a peer group average or index. Market indexes do not include expenses, which are deducted from fund returns as well as mutual fund averages and indexes.

AVERAGE ANNUAL COMPOUND TOTAL RETURN

This table shows how the fund would have performed each year if its actual (or cumulative) returns for the periods shown had been earned at a constant rate.

FUND EXPENSE EXAMPLE

As a mutual fund shareholder, you may incur two types of costs: (1) transaction costs, such as redemption fees or sales loads, and (2) ongoing costs, including management fees, distribution and service (12b-1) fees, and other fund expenses. The following example is intended to help you understand your ongoing costs (in dollars) of investing in the fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the most recent six-month period and held for the entire period.

Please note that the fund has three share classes: The original share class (“investor class”) charges no distribution and service (12b-1) fee; Advisor Class shares are offered only through unaffiliated brokers and other financial intermediaries and charge a 0.25% 12b-1 fee; and R Class shares are available to retirement plans serviced by intermediaries and charge a 0.50% 12b-1 fee. Each share class is presented separately in the table.

Actual Expenses
The first line of the following table (“Actual”) provides information about actual account values and expenses based on the fund’s actual returns. You may use the information in this line, together with your account balance, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes
The information on the second line of the table (“Hypothetical”) is based on hypothetical account values and expenses derived from the fund’s actual expense ratio and an assumed 5% per year rate of return before expenses (not the fund’s actual return). You may compare the ongoing costs of investing in the fund with other funds by contrasting this 5% hypothetical example and the 5% hypothetical examples that appear in the shareholder reports of the other funds. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

Note: T. Rowe Price charges an annual small-account maintenance fee of $10, generally for accounts with less than $2,000 ($500 for UGMA/UTMA). The fee is waived for any investor whose T. Rowe Price mutual fund accounts total $25,000 or more, accounts employing automatic investing, and IRAs and other retirement plan accounts that utilize a prototype plan sponsored by T. Rowe Price (although a separate custodial or administrative fee may apply to such accounts). This fee is not included in the accompanying table. If you are subject to the fee, keep it in mind when you are estimating the ongoing expenses of investing in the fund and when comparing the expenses of this fund with other funds.

You should also be aware that the expenses shown in the table highlight only your ongoing costs and do not reflect any transaction costs, such as redemption fees or sales loads. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. To the extent a fund charges transaction costs, however, the total cost of owning that fund is higher.

Unaudited

FINANCIAL HIGHLIGHTS For a share outstanding throughout each period

**Investor Class**

| | 6 Months Ended 4/30/08‡ | Year Ended 10/31/07‡ | 10/31/06‡ | 10/31/05‡ | 10/31/04 | 10/31/03 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 20.43 | $ 17.05 | $ 13.63 | $ 11.39 | $ 9.40 | $ 7.34 |
| Investment activities | | | | | | |
| Net investment income | 0.23 | 0.39 | 0.34 | 0.27 | 0.12* | 0.02* |
| Net realized and unrealized gain (loss) | (2.48) | 3.75 | 3.44 | 2.09 | 1.91 | 2.13 |
| Total from investment activities | (2.25) | 4.14 | 3.78 | 2.36 | 2.03 | 2.15 |
| Distributions | | | | | | |
| Net investment income | (0.36) | (0.27) | (0.21) | (0.11) | (0.04) | (0.08) |
| Net realized gain | (0.96) | (0.49) | (0.15) | (0.01) | – | (0.01) |
| Total distributions | (1.32) | (0.76) | (0.36) | (0.12) | (0.04) | (0.09) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 16.86** | **$ 20.43** | **$ 17.05** | **$ 13.63** | **$ 11.39** | **$ 9.40** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| **Total return^** | **(11.19)%** | **25.07%** | **28.30%** | **20.86%** | **21.66%*** | **29.66%*** |
| Ratio of total expenses to average net assets | 0.88%+ | 0.88% | 0.91% | 0.99% | 1.25%* | 1.25%* |
| Ratio of net investment income to average net assets | 2.68%+ | 2.13% | 2.20% | 2.08% | 1.71%* | 1.36%* |
| Portfolio turnover rate | 22.2%+ | 32.8% | 36.9% | 26.9% | 45.8% | 53.2% |
| Net assets, end of period (in millions) | $ 2,683 | $ 2,472 | $ 1,844 | $ 878 | $ 438 | $ 115 |

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.25% contractual expense limitation in effect through 2/28/05.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

Financial Highlights

For a share outstanding throughout each period

**Advisor Class**

| | 6 Months Ended 4/30/08‡ | Year Ended 10/31/07‡ | 10/31/06‡ | 10/31/05‡ | 10/31/04 | 10/31/03 |
|---|---|---|---|---|---|---|
| **NET ASSET VALUE** | | | | | | |
| Beginning of period | $ 20.40 | $ 17.03 | $ 13.64 | $ 11.41 | $ 9.41 | $ 7.34 |
| Investment activities | | | | | | |
| Net investment income | 0.20 | 0.37 | 0.33 | 0.26 | 0.15* | 0.09* |
| Net realized and unrealized gain (loss) | (2.46) | 3.73 | 3.43 | 2.09 | 1.89 | 2.07 |
| Total from investment activities | (2.26) | 4.10 | 3.76 | 2.35 | 2.04 | 2.16 |
| Distributions | | | | | | |
| Net investment income | (0.33) | (0.24) | (0.22) | (0.11) | (0.04) | (0.08) |
| Net realized gain | (0.96) | (0.49) | (0.15) | (0.01) | – | (0.01) |
| Total distributions | (1.29) | (0.73) | (0.37) | (0.12) | (0.04) | (0.09) |
| **NET ASSET VALUE** | | | | | | |
| **End of period** | **$ 16.85** | **$ 20.40** | **$ 17.03** | **$ 13.64** | **$ 11.41** | **$ 9.41** |

**Ratios/Supplemental Data**

| | | | | | | |
|---|---|---|---|---|---|---|
| Total return^ | (11.25)% | 24.83% | 28.15% | 20.73% | 21.74%* | 29.80%* |
| Ratio of total expenses to average net assets | 1.06%+ | 1.05% | 1.06% | 1.10% | 1.15%* | 1.15%* |
| Ratio of net investment income to average net assets | 2.36%+ | 1.96% | 2.15% | 2.00% | 1.83%* | 0.71%* |
| Portfolio turnover rate | 22.2%+ | 32.8% | 36.9% | 26.9% | 45.8% | 53.2% |
| Net assets, end of period (in thousands) | $ 415,736 | $ 466,704 | $ 361,082 | $ 205,271 | $ 37,542 | $ 3,513 |

‡ Per share amounts calculated using average shares outstanding method.

* Excludes expenses in excess of a 1.15% contractual expense limitation in effect through 2/29/08.

^ Total return reflects the rate that an investor would have earned on an investment in the fund during each period, assuming reinvestment of all distributions and payment of no redemption or account fees.

\+ Annualized

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

# Portfolio of Investments ‡

(Cost and value in $000s)

| | Shares/$ Par | Value |
|---|---|---|
| **AUSTRALIA 6.5%** | | |
| **Common Stocks 6.5%** | | |
| Australia & New Zealand Banking | 1,364,286 | 28,036 |
| Babcock & Brown | 435,331 | 5,972 |
| Boart Longyear | 5,590,368 | 9,897 |
| Centro Retail Group, Equity Units | 7,536,133 | 3,390 |
| Goodman Fielder | 7,756,219 | 13,060 |
| Macquarie Group | 193,768 | 11,495 |
| Macquarie Office Trust, Equity Units | 7,897,193 | 7,680 |
| Mirvac Group | 2,228,115 | 8,783 |
| Nufarm | 971,627 | 16,364 |
| Pacific Brands | 5,330,512 | 9,936 |
| QBE Insurance | 835,916 | 19,907 |
| Rio Tinto | 278,218 | 35,709 |
| Suncorp-Metway | 1,300,131 | 16,666 |
| Telstra | 4,346,311 | 18,650 |
| Total Australia (Cost $173,441) | | 205,545 |
| **BELGIUM 1.3%** | | |
| **Common Stocks 1.3%** | | |
| Fortis (1) | 425,503 | 11,563 |
| KBC (1) | 116,498 | 15,712 |
| Union Miniere (1)(2) | 260,552 | 13,946 |
| Total Belgium (Cost $28,032) | | 41,221 |
| **CANADA 0.5%** | | |
| **Common Stocks 0.5%** | | |
| Teck Cominco, Class B | 391,700 | 17,043 |
| Total Canada (Cost $16,311) | | 17,043 |

| | | |
|---|---|---|
| **CHILE 0.2%** | | |
| **Common Stocks 0.2%** | | |
| Compania Cervecerias Unidas, ADR (USD) | 193,000 | 7,037 |
| Total Chile (Cost $5,694) | | 7,037 |
| **CHINA 0.8%** | | |
| **Common Stocks 0.8%** | | |
| China Overseas Land & Investment (HKD) | 9,248,000 | 19,497 |
| China Power International (HKD) (1)(2) | 18,235,000 | 6,652 |
| Total China (Cost $8,637) | | 26,149 |
| **DENMARK 0.8%** | | |
| **Common Stocks 0.8%** | | |
| Danske Bank | 715,700 | 24,742 |
| Total Denmark (Cost $32,572) | | 24,742 |
| **FINLAND 2.0%** | | |
| **Common Stocks 2.0%** | | |
| Cargotec (1) | 310,285 | 12,882 |
| Nokia (1) | 1,100,631 | 33,131 |
| SanomaWSoy (1) | 650,727 | 16,616 |
| Total Finland (Cost $48,015) | | 62,629 |
| **FRANCE 9.9%** | | |
| **Common Stocks 9.9%** | | |
| Alcatel-Lucent (1) | 1,547,715 | 10,424 |
| AXA (1) | 966,951 | 35,842 |
| BNP Paribas | 301,206 | 32,450 |
| Bouygues (1) | 303,133 | 22,661 |
| Bureau Veritas (2) | 271,431 | 15,085 |

## HONG KONG 2.4%

| | | |
|---|---|---|
| **Common Stocks 2.4%** | | |
| Esprit Holdings | 1,047,500 | 12,922 |
| Hong Kong & China Gas | 5,848,000 | 17,059 |
| Hutchison Telecommunications | 12,435,000 | 17,491 |
| Hutchison Whampoa | 2,314,000 | 22,663 |
| Texwinca Holdings | 8,818,000 | 6,645 |
| Total Hong Kong (Cost $70,836) | | 76,780 |

## IRELAND 1.4%

| | | |
|---|---|---|
| **Common Stocks 1.4%** | | |
| Allied Irish Banks | 1,471,150 | 31,042 |
| DCC | 569,630 | 13,112 |
| Total Ireland (Cost $48,560) | | 44,154 |

## ITALY 6.1%

| | | |
|---|---|---|
| **Common Stocks 6.1%** | | |
| Banco Pololare S.p.A. (2) | 455,236 | 9,038 |
| Benetton Group (1)(2) | 1,047,579 | 13,683 |
| Enel S.p.A. | 2,793,455 | 30,340 |
| Eni S.p.A. (1) | 1,049,340 | 40,407 |
| Finmeccanica S.p.A. | 591,037 | 20,539 |
| Intesa Sanpaolo | 3,092,572 | 23,107 |
| Prysmian S.p.A. (1) | 613,055 | 14,508 |
| Saipem | 580,335 | 25,388 |
| Telecom Italia S.p.A. (1) | 8,364,512 | 13,700 |
| Total Italy (Cost $175,777) | | 190,710 |

## JAPAN 16.9%

| | | |
|---|---|---|
| **Common Stocks 16.9%** | | |
| Aisin Seiki | 267,100 | 9,426 |

| | | |
|---|---|---|
| Aoyama Trading | 203,500 | 4,627 |
| Asahi Kasei (1) | 1,189,000 | 6,771 |
| Astellas Pharma | 341,800 | 14,039 |
| Benesse | 289,300 | 12,762 |
| Canon | 462,700 | 23,169 |
| Coca-Cola West Holdings | 428,800 | 9,698 |
| Daiichi Sankyo | 274,700 | 7,589 |
| Goldcrest Company (1) | 325,260 | 9,520 |
| Hamamatsu Photonics | 342,900 | 10,507 |
| Hitachi Chemical | 560,200 | 10,968 |
| Honda | 890,900 | 28,379 |
| JS Group (1) | 446,500 | 7,770 |
| KDDI | 2,354 | 15,155 |
| Koito Manufacturing (1) | 616,000 | 8,075 |
| Makita (1) | 307,700 | 10,515 |
| Mitsubishi Corporation | 536,100 | 17,349 |
| Mitsubishi Electric | 2,291,000 | 23,585 |
| Mitsui | 1,980,000 | 46,143 |
| Nippon Oil | 1,307,000 | 9,010 |
| Nippon Yusen Kabushiki Kaish (1) | 2,552,000 | 24,929 |
| Nipro (1) | 397,000 | 6,755 |
| Nissha Printing | 235,000 | 9,764 |
| NS Solutions | 292,500 | 6,591 |
| Ricoh Leasing | 293,200 | 5,889 |
| Sony | 391,500 | 17,946 |
| Sony Financial Holdings | 1,881 | 7,917 |
| Sumco (1) | 668,800 | 16,809 |
| Sumitomo (1) | 1,643,100 | 21,935 |
| Sumitomo Mitsui Financial (1) | 1,166 | 10,125 |
| Sumitomo Trust & Banking Company (1) | 2,954,000 | 26,383 |
| Takeda Pharmaceutical | 279,900 | 14,862 |
| Terumo (1) | 171,600 | 8,500 |
| The Bank of Yokohama | 1,434,000 | 10,448 |
| Toshiba Machine (1) | 1,011,000 | 6,529 |

| | | |
|---|---|---|
| Tosoh (1) | 2,077,000 | 8,040 |
| Toyota Motor | 808,100 | 41,103 |
| Total Japan (Cost $482,954) | | 529,582 |

**MEXICO 1.1%**

**Common Stocks 1.1%**

| | | |
|---|---|---|
| America Movil, ADR (USD) | 335,700 | 19,457 |
| CEMEX, Equity Units | 2,255,300 | 6,262 |
| Grupo Financiero Banorte S.A.B. de C.V. | 1,978,444 | 8,735 |
| Total Mexico (Cost $18,808) | | 34,454 |

**NETHERLANDS 1.3%**

**Common Stocks 1.3%**

| | | |
|---|---|---|
| ING Groep, GDS (1) | 652,841 | 24,853 |
| Philips Electronics (1) | 413,492 | 15,526 |
| Total Netherlands (Cost $39,283) | | 40,379 |

**NORWAY 3.1%**

**Common Stocks 3.1%**

| | | |
|---|---|---|
| Aker Solutions ASA | 898,700 | 22,822 |
| StatoilHydro (1) | 1,407,943 | 50,724 |
| Telenor ASA (1) | 1,252,200 | 25,178 |
| Total Norway (Cost $73,750) | | 98,724 |

**SINGAPORE 2.7%**

**Common Stocks 2.7%**

| | | |
|---|---|---|
| Jardine Cycle & Carriage | 860,000 | 10,500 |
| SembCorp Industries | 6,967,360 | 21,493 |
| Starhub | 6,062,290 | 13,613 |
| United Overseas Bank | 1,850,336 | 27,754 |

| | | |
|---|---|---|
| Venture | 1,302,000 | 10,617 |
| Total Singapore (Cost $61,142) | | 83,977 |

## SPAIN 5.2%

**Common Stocks 5.2%**

| | | |
|---|---|---|
| Acciona (1) | 125,485 | 35,648 |
| ACS Group (1) | 288,826 | 17,147 |
| Banco Santander | 2,313,788 | 49,550 |
| Telefonica SA | 2,078,712 | 60,303 |
| Total Spain (Cost $102,347) | | 162,648 |

## SWEDEN 4.4%

**Common Stocks 4.4%**

| | | |
|---|---|---|
| Atlas Copco, A Shares (1) | 615,200 | 9,895 |
| Autoliv, GDR | 263,500 | 15,579 |
| Kappahl (2) | 1,193,400 | 10,346 |
| Nordea Bank | 1,178,076 | 19,481 |
| Peab (1) | 1,126,594 | 9,719 |
| SKF, B Shares (1) | 636,260 | 11,668 |
| SSAB Svenskt Stal, Series A (1) | 683,078 | 22,760 |
| Svenska Handelsbanken, Class A (1) | 492,434 | 13,669 |
| Swedbank (1) | 355,500 | 9,007 |
| Volvo, B Shares (1) | 985,050 | 15,021 |
| Total Sweden (Cost $97,757) | | 137,145 |

## SWITZERLAND 6.4%

**Common Stocks 6.4%**

| | | |
|---|---|---|
| Credit Suisse Group (1) | 397,419 | 21,289 |
| Holcim | 218,319 | 21,421 |
| Nestle | 190,548 | 91,285 |
| Novartis, Regulation D Shares | 702,893 | 35,695 |

## SHORT-TERM INVESTMENTS 2.8%

**Money Market Funds 2.8%**

| | | |
|---|---|---|
| T. Rowe Price Reserve Investment Fund, 2.93% (3)(4) | 87,677,101 | 87,677 |
| Total Short-Term Investments (Cost $87,677) | | 87,677 |

## SECURITIES LENDING COLLATERAL 18.6%

**Investments in Pooled Account Managed by JPMorgan Chase Bank, London 18.6%**

**Bank Notes 0.9%**

| | | |
|---|---|---|
| American Express Centurion, VR, 2.792%, 2/17/09 | 4,836,877 | 4,812 |
| National City Bank of Cleveland, VR, 2.68%, 8/14/08 | 9,673,754 | 9,505 |
| Wachovia Bank, VR, 2.11%, 2/23/09 | 3,547,043 | 3,514 |
| Wachovia Bank, VR, 2.12%, 10/2/08 | 3,385,814 | 3,366 |
| World Savings Bank, VR, 2.74%, 5/8/08 | 7,739,003 | 7,739 |
| | | 28,936 |

**Certificates of Deposit 2.1%**

| | | |
|---|---|---|
| Bank of Montreal Chicago, VR, 2.70%, 10/2/08 | 8,061,462 | 8,046 |
| Bank of Montreal Chicago, VR, 2.911%, 3/12/09 | 4,836,877 | 4,815 |
| Bank of Nova Scotia Portland, 2.72%, 5/2/08 | 11,286,087 | 11,286 |
| Calyon, VR, 2.10%, 10/14/08 | 8,867,608 | 8,841 |
| KBC, 3.05%, 7/29/08 | 10,479,900 | 10,480 |
| Natixis, VR, 2.11%, 5/15/08 | 4,353,189 | 4,353 |
| Toronto Dominion New York, 2.85%, 5/8/08 | 10,479,900 | 10,480 |
| Unicredito Italiano, 2.86%, 6/17/08 | 7,255,316 | 7,253 |
| | | 65,554 |

**Commercial Paper 0.1%**

| | | |
|---|---|---|
| DEPFA Bank, 2.93%, 5/15/08 | 4,030,731 | 4,026 |
| | | 4,026 |

| | | |
|---|---|---|
| **Master Notes 0.2%** | | |
| Bear Steams, VR, 3.11%, 6/13/08 | 6,287,940 | 6,288 |
| | | 6,288 |
| **Medium-Term Notes 6.0%** | | |
| American Honda Finance, VR, 2.86%, 9/16/08 | 2,257,209 | 2,256 |
| Australia New Zealand, VR, 2.92%, 8/22/08 | 4,030,731 | 4,021 |
| Bank of Ireland, VR, 2.13%, 12/29/08 | 9,673,754 | 9,651 |
| Bank of Scotland, VR, 2.12%, 7/17/08 | 4,836,877 | 4,835 |
| BASF, VR, 2.724%, 8/19/08 | 5,320,565 | 5,317 |
| Bear Steams, VR, 2.57%, 7/14/08 | 3,224,585 | 3,218 |
| Bear Steams, VR, 2.57%, 12/4/08 | 3,063,355 | 3,016 |
| Bear Steams, VR, 2.57%, 3/23/09 | 1,612,292 | 1,571 |
| BMW U.S. Capital, VR, 2.741%, 8/4/08 | 14,671,860 | 14,668 |
| Citigroup Funding, VR, 2.11%, 3/16/09 | 6,852,242 | 6,783 |
| Commonwealth Bank Australia, VR, 2.78%, 6/8/09 | 8,061,462 | 8,059 |
| Commonwealth Bank Australia, VR, 2.92%, 8/22/08 | 5,481,794 | 5,475 |
| Credit Suisse First Boston USA, VR, 2.65%, 6/2/08 | 2,257,209 | 2,257 |
| Goldman Sachs Group, VR, 2.56%, 2/13/09 | 6,126,711 | 6,091 |
| HSBC Finance, VR, 2.761%, 8/6/08 | 4,030,731 | 4,024 |
| IBM, VR, 2.77%, 9/8/08 | 15,881,080 | 15,871 |
| Irish Life & Permanent, VR, 2.904%, 8/21/08 | 4,030,731 | 4,026 |
| JPMorgan Chase, VR, 3.18%, 6/2/09 | 4,998,106 | 4,986 |
| K2 USA, VR, 2.09%, 6/19/09 | 5,969,063 | 5,861 |
| Lehman Brothers, VR, 2.15%, 12/23/08 | 6,771,628 | 6,702 |
| Lehman Holdings, VR, 2.56%, 5/29/08 | 3,547,043 | 3,540 |
| Links Finance, VR, 2.11%, 6/10/08 | 10,318,671 | 10,294 |
| Merrill Lynch, VR, 2.56%, 10/23/08 | 8,545,149 | 8,421 |
| Merrill Lynch, VR, 3.18%, 5/8/09 | 1,612,292 | 1,581 |
| National Rural Utilities, VR, 2.72%, 9/4/08 | 9,190,066 | 9,187 |

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Assets and Liabilities

($000s, except shares and per share amounts)

| | |
|---|---|
| **Assets** | |
| Investments in securities, at value (cost $3,312,458) | $ 3,708,969 |
| Dividends and interest receivable | 17,152 |
| Receivable for investment securities sold | 6,115 |
| Foreign currency (cost $5,237) | 5,170 |
| Receivable for shares sold | 3,967 |
| Cash | 179 |
| Other assets | 20,858 |
| Total assets | 3,762,410 |
| **Liabilities** | |
| Obligation to return securities lending collateral | 585,464 |
| Payable for investment securities purchased | 13,226 |
| Investment management fees payable | 1,649 |
| Payable for shares redeemed | 1,417 |
| Due to affiliates | 310 |
| Other liabilities | 19,016 |
| Total liabilities | 621,082 |
| **NET ASSETS** | $ 3,141,328 |
| **Net Assets Consist of:** | |
| Undistributed net investment income | $ 36,855 |
| Accumulated undistributed net realized gain | 14,648 |
| Net unrealized gain | 396,365 |
| Paid-in capital applicable to 186,355,879 shares of $0.01 par value capital stock outstanding; 2,500,000,000 shares of the Corporation authorized | 2,693,460 |
| **NET ASSETS** | $ 3,141,328 |

The accompanying notes are an integral part of these financial statements.

Unaudited

The accompanying notes are an integral part of these financial statements.

Unaudited

## Statement of Changes in Net Assets

($000s)

| | 6 Months Ended 4/30/08 | Year Ended 10/31/07 |
|---|---|---|
| **Increase (Decrease) in Net Assets** | | |
| Operations | | |
| Net investment income | $ 37,903 | $ 53,895 |
| Net realized gain | 23,985 | 163,379 |
| Change in net unrealized gain (loss) | (406,556) | 355,884 |
| Increase (decrease) in net assets from operations | (344,668) | 573,158 |
| | | |
| Distributions to shareholders | | |
| Net investment income | | |
| Investor Class | (45,392) | (29,807) |
| Advisor Class | (7,954) | (5,051) |
| R Class | (551) | (460) |
| Net realized gain | | |
| Investor Class | (121,050) | (54,094) |
| Advisor Class | (23,137) | (10,313) |
| R Class | (2,115) | (1,025) |
| Decrease in net assets from distributions | (200,199) | (100,750) |
| | | |
| Capital share transactions* | | |
| Shares sold | | |
| Investor Class | 646,853 | 992,388 |
| Advisor Class | 61,088 | 96,471 |
| R Class | 13,075 | 33,872 |
| Distributions reinvested | | |
| Investor Class | 162,554 | 82,125 |
| Advisor Class | 14,511 | 4,875 |
| R Class | 2,666 | 1,484 |
| Shares redeemed | | |
| Investor Class | (147,506) | (836,586) |
| Advisor Class | (42,170) | (69,195) |
| R Class | (30,739) | (10,328) |
| Redemption fees received | 138 | 204 |
| Increase in net assets from capital share transactions | 680,470 | 295,310 |

The accompanying notes are an integral part of these financial statements.

Unaudited

NOTES TO FINANCIAL STATEMENTS

T. Rowe Price International Funds, Inc. (the corporation), is registered under the Investment Company Act of 1940 (the 1940 Act). The International Growth & Income Fund (the fund), a diversified, open-end management investment company, is one portfolio established by the corporation. The fund seeks long-term growth of capital and reasonable income through investments primarily in the common stocks of well-established, dividend-paying non-U.S. companies. The fund has three classes of shares: the International Growth & Income Fund original share class, referred to in this report as the Investor Class, offered since December 21, 1998; the International Growth & Income Fund—Advisor Class (Advisor Class), offered since September 30, 2002; and the International Growth & Income Fund—R Class (R Class), offered since September 30, 2002. Advisor Class shares are sold only through unaffiliated brokers and other unaffiliated financial intermediaries, and R Class shares are available to retirement plans serviced by intermediaries. The Advisor Class and R Class each operate under separate Board-approved Rule 12b-1 plans, pursuant to which each class compensates financial intermediaries for distribution, shareholder servicing, and/or certain administrative services. Each class has exclusive voting rights on matters related solely to that class, separate voting rights on matters that relate to all classes, and, in all other respects, the same rights and obligations as the other classes.

NOTE 1 - SIGNIFICANT ACCOUNTING POLICIES

Basis of Preparation The accompanying financial statements were prepared in accordance with accounting principles generally accepted in the United States of America, which require the use of estimates made by fund management. Fund management believes that estimates and security valuations are appropriate; however, actual results may differ from those estimates, and the security valuations reflected in the financial statements may differ from the value the fund ultimately realizes upon sale of the securities.

Investment Transactions, Investment Income, and Distributions Income and expenses are recorded on the accrual basis. Dividends received from mutual fund investments are reflected as dividend income; capital gain distributions are reflected as realized gain/loss. Dividend income and capital gain distributions are recorded on the ex-dividend date. Income tax-related interest and penalties, if incurred, would be recorded as income tax expense. Investment transactions are accounted for on the trade date. Realized gains and losses are reported on the identified cost basis. Distributions to shareholders are recorded on the ex-dividend date. Income distributions are declared and paid by each class on an annual basis. Capital gain distributions, if any, are declared and paid by the fund, typically on an annual basis.

Currency Translation Assets, including investments, and liabilities denominated in foreign currencies are translated into U.S. dollar values each day at the prevailing exchange rate, using the mean of the bid and asked prices of such currencies against U.S. dollars as quoted by a major bank. Purchases and sales of securities, income, and expenses are translated into U.S. dollars at the prevailing exchange rate on the date of the transaction. The effect of changes in foreign currency exchange rates on realized and unrealized security gains and losses is reflected as a component of security gains and losses.

Class Accounting The Advisor Class and R Class each pay distribution, shareholder servicing, and/or certain administrative expenses in the form of Rule 12b-1 fees, in an amount not exceeding 0.25% and 0.50%, respectively, of the class’s average daily net assets. Shareholder servicing, prospectus, and shareholder report expenses incurred by each class are charged directly to the class to which they relate. Expenses common to all classes, investment income, and realized and unrealized gains and losses are allocated to the classes based upon the relative daily net assets of each class.

Credits The fund earns credits on temporarily uninvested cash balances at the custodian that reduce the fund’s custody charges. Custody expense in the accompanying financial statements is presented before reduction for credits.

Redemption Fees A 2% fee is assessed on redemptions of fund shares held for 90 days or less to deter short-term trading and to protect the interests of long-term shareholders. Redemption fees are withheld from proceeds that shareholders receive from the sale or exchange of fund shares. The fees are paid to the fund, and are recorded as an increase to paid-in capital. The fees may cause the redemption price per share to differ from the net asset value per share.

New Accounting Pronouncements On November 1, 2008, the fund adopted Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosures of fair value measurements in the financial statements. Adoption of FAS 157 did not have a material impact on the fund’s net assets or results of operations.

In September 2006, the Financial Accounting Standards Board (FASB) released Statement of Financial Accounting Standards No. 157 (FAS 157), Fair Value Measurements. FAS 157 defines fair value, establishes the framework for measuring fair value, and expands the disclosure of fair value measurements in the financial statements. It is effective for the fund’s fiscal year beginning November 1, 2008. Management expects adoption of FAS 157 will have no material impact on the fund’s net assets or results of operations.

NOTE 2 - VALUATION

The fund values its investments and computes its net assets value per share at the close of the New York Stock Exchange (NYSE), normally 4 p.m. ET, each day that the NYSE is open for business.

Valuation Methods Equity securities listed or regularly traded on a securities exchange or in the over-the-counter (OTC) market are valued at the last quoted sale price or, for certain markets, the official closing price at the time the valuations are made, except for OTC Bulletin Board securities, which are valued at the mean of the latest bid and asked prices. A security that is listed or traded on more than one exchange is valued at the quotation on the exchange determined to be the primary market for such security. Listed securities not traded on a particular day are valued at the mean of the latest bid and asked prices for domestic securities and the last quoted sale price for international securities. Debt securities with remaining maturities of less than one year at the time of acquisition generally use amortized cost in local currency to approximate fair value. However, if amortized cost is deemed not to reflect fair value or the fund holds a significant amount of such securities with remaining maturities of more than 60 days, the securities are valued at prices furnished by dealers who make markets in such securities or by an independent pricing service.

Investments in mutual funds are valued at the mutual fund’s closing net asset value per share on the day of valuation.

Other investments, including restricted securities, and those for which the above valuation procedures are inappropriate or are deemed not to reflect fair value are stated at fair value as determined in good faith by the T. Rowe Price Valuation Committee, established by the fund’s Board of Directors.

For valuation purposes, the last quoted prices of non-U.S. equity securities may be adjusted under the circumstances described below. If the fund determines that developments between the close of a foreign market and the close of the NYSE will, in its judgment, materially affect the value of some or all of its portfolio securities, the fund will adjust the previous closing prices to reflect what it believes to be the fair value of the securities as of the close of the NYSE. In deciding whether it is necessary to adjust closing prices to reflect fair value, the fund reviews a variety of factors, including developments in foreign markets, the performance of U.S. securities markets, and the performance of instruments trading in U.S. markets that represent foreign securities and baskets of foreign securities. A fund may also fair value securities in other situations, such as when a particular foreign market is closed but the fund is open. The fund uses outside pricing services to provide it with closing prices and information to evaluate and/or adjust those prices. The fund cannot predict how often it will use closing prices and how often it will determine it necessary to adjust those prices to reflect fair value. As a means of evaluating its security valuation process, the fund routinely compares closing prices, the next day’s opening prices in the same markets, and adjusted prices.

NOTE 3 - INVESTMENT TRANSACTIONS

Consistent with its investment objective, the fund engages in the following practices to manage exposure to certain risks or to enhance performance. The investment objective, policies, program, and risk factors of the fund are described more fully in the fund’s prospectus and Statement of Additional Information.

Restricted Securities The fund may invest in securities that are subject to legal or contractual restrictions on resale. Prompt sale of such securities at an acceptable price may be difficult and may involve substantial delays and additional costs.

Repurchase Agreements All repurchase agreements are fully collateralized by U.S. government securities or AAA-rated asset-backed securities. Collateral is in the possession of the fund’s custodian or, for tri-party agreements, the custodian designated by the agreement. Collateral is evaluated daily to ensure that its market value exceeds the delivery value of the repurchase agreements at maturity. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its value and a possible loss of income or value if the counter-party fails to perform in accordance with the terms of the agreement.

Securities Lending The fund lends its securities to approved brokers to earn additional income. It receives as collateral cash and U.S. government securities valued at 102% to 105% of the value of the securities on loan. Cash collateral is invested by the fund’s lending agent(s) in accordance with investment guidelines approved by fund management. Although risk is mitigated by the collateral, the fund could experience a delay in recovering its securities and a possible loss of income or value if the borrower fails to return the securities or if collateral investments decline in value. Securities lending revenue recognized by the fund consists of earnings on invested collateral and borrowing fees, net of any rebates to the borrower and compensation to the lending agent. On April 30, 2008, the value of loaned securities was $559,621,000; aggregate collateral received included U.S. government securities value at $1,858,000.

Other Purchases and sales of portfolio securities, other than short-term securities, aggregated $808,179,000 and $320,214,000, respectively, for the six months ended April 30, 2008.

NOTE 4 - FEDERAL INCOME TAXES

No provision for federal income taxes is required since the fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code and distribute to shareholders all of its taxable income and gains. Federal income tax regulations differ from generally accepted accounting principles; therefore, distributions determined in accordance with tax regulations may differ in amount or character from net investment income and realized gains for financial reporting purposes. Financial reporting records are adjusted for permanent book/tax differences to reflect tax character. Financial records are not adjusted for temporary differences. The amount and character of tax-basis distributions and composition of net assets are finalized at fiscal year-end; accordingly, tax-basis balances have not been determined as of April 30, 2008.

At April 30, 2008, the cost of investments for federal income tax purposes was $3,312,458,000. Net unrealized gain aggregated $396,365,000 at period-end, of which $542,207,000 related to appreciated investments and $145,842,000 related to depreciated investments.

NOTE 5 - FOREIGN TAXES

The fund is subject to foreign income taxes imposed by certain countries in which it invests. Additionally, capital gains realized by the fund upon disposition of securities issued in or by certain foreign countries are subject to capital gains tax imposed by those countries. All taxes are computed in accordance with the applicable foreign tax law, and, to the extent permitted, capital losses are used to offset capital gains. Tax expense attributable to income is accrued by the fund as a reduction of income. Current and deferred tax expense attributable to net capital gains is reflected as a component of realized and/or change in unrealized gain/loss on securities in the accompanying financial statements. At April 30, 2008, the fund had no deferred tax liability attributable to foreign securities and no foreign capital loss carryforwards.

NOTE 6 - RELATED PARTY TRANSACTIONS

The fund is managed by T. Rowe Price International, Inc. (the manager), a wholly owned subsidiary of T. Rowe Price Associates, Inc. (Price Associates), which is wholly owned by T. Rowe Price Group, Inc. The investment management agreement between the fund and the manager provides for an annual investment management fee, which is computed daily and paid monthly. The fee consists of an individual fund fee, equal to 0.35% of the fund’s average daily net assets, and a group fee. The group fee rate is calculated based on the combined net assets of certain mutual funds sponsored by Price Associates (the group) applied to a graduated fee schedule, with rates ranging from 0.48% for the first $1 billion of assets to 0.285% for assets in excess of $220 billion. The fund’s group fee is determined by applying the group fee rate to the fund’s average daily net assets. At April 30, 2008, the effective annual group fee rate was 0.30%.

The R Class is also subject to a contractual expense limitation through February 28, 2010. During the limitation period, the manager is required to waive its management fee and/or reimburse expenses, excluding interest, taxes, brokerage commissions, and extraordinary expenses, that would otherwise cause the class’s ratio of annualized total expenses to average net assets (expense ratio) to exceed its expense limitation of 1.40% . The class is required to repay the manager for expenses previously reimbursed and management fees waived to the extent the class’s net assets have grown or expenses have declined sufficiently to allow repayment without causing the class’s expense ratio to exceed its expense limitation. However, no repayment will be made more than three years after the date of any reimbursement or waiver or later than February 29, 2012. For the six months ended April 30, 2008, the R Class operated below its expense limitation.

In addition, the fund has entered into service agreements with Price Associates and two wholly owned subsidiaries of Price Associates (collectively, Price). Price Associates computes the daily share prices and provides certain other administrative services to the fund. T. Rowe Price Services, Inc., provides shareholder and administrative services in its capacity as the fund’s transfer and dividend disbursing agent. T. Rowe Price Retirement Plan Services, Inc., provides subaccounting and recordkeeping services for certain retirement accounts invested in the Investor Class and R Class. For the six months ended April 30, 2008, expenses incurred pursuant to these service agreements were $82,000 for Price Associates, $319,000 for T. Rowe Price Services, Inc., and $153,000 for T. Rowe Price Retirement Plan Services, Inc. The total amount payable at period-end pursuant to these service agreements is reflected as Due to Affiliates in the accompanying financial statements.

Additionally, the fund is one of several mutual funds in which certain college savings plans managed by Price Associates may invest. As approved by the fund’s Board of Directors, shareholder servicing costs associated with each college savings plan are borne by the fund in proportion to the average daily value of its shares owned by the college savings plan. For the six months ended April 30, 2008, the fund was charged $66,000 for shareholder servicing costs related to the college savings plans, of which $58,000 was for services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. At April 30, 2008, 3% of the outstanding shares of the Investor Class were held by college savings plans.

The fund is also one of several mutual funds sponsored by Price Associates (underlying Price funds) in which the T. Rowe Price Spectrum Funds (Spectrum Funds) and T. Rowe Price Retirement Funds (Retirement Funds) may invest. Neither the Spectrum Funds nor the Retirement Funds invest in the underlying Price funds for the purpose of exercising management or control. Pursuant to separate special servicing agreements, expenses associated with the operation of the Spectrum and Retirement Funds are borne by each underlying Price fund to the extent of estimated savings to it and in proportion to the average daily value of its shares owned by the Spectrum and Retirement Funds, respectively. Expenses allocated under these agreements are reflected as shareholder servicing expenses in the accompanying financial statements. For the six months ended April 30, 2008, the fund was allocated $230,000 of Spectrum Funds’ expenses and $1,223,000 of Retirement Funds’ expenses. Of these amounts, $1,100,000 related to services provided by Price. The amount payable at period-end pursuant to this agreement is reflected as Due to Affiliates in the accompanying financial statements. Additionally, redemption fees received by the Spectrum Funds are allocated to each underlying Price fund in proportion to the average daily value of its shares owned by the Spectrum Funds. $5,000 of redemption fees reflected in the accompanying financial statements were received from the Spectrum Funds. At April 30, 2008, approximately 12% of the outstanding shares of the Investor Class were held by the Spectrum Funds and 51% were held by the Retirement Funds.

The fund may invest in the T. Rowe Price Reserve Investment Fund and the T. Rowe Price Government Reserve Investment Fund (collectively, the T. Rowe Price Reserve Investment Funds), open-end management investment companies managed by Price Associates and considered affiliates of the fund. The T. Rowe Price Reserve Investment Funds are offered as cash management options to mutual funds, trusts, and other accounts managed by Price Associates and/or its affiliates and are not available for direct purchase by members of the public. The T. Rowe Price Reserve Investment Funds pay no investment management fees.

As of April 30, 2008, T. Rowe Price Group, Inc. and/or its wholly owned subsidiaries owned 705,292 shares of the Investor Class, representing less than 1% of the funds net assets.

INFORMATION ON PROXY VOTING POLICIES, PROCEDURES, AND RECORDS

A description of the policies and procedures used by T. Rowe Price funds and portfolios to determine how to vote proxies relating to portfolio securities is available in each fund’s Statement of Additional Information, which you may request by calling 1-800-225-5132 or by accessing the SEC’s Web site, www.sec.gov. The description of our proxy voting policies and procedures is also available on our Web site, www.troweprice.com. To access it, click on the words “Company Info” at the top of our homepage for individual investors. Then, in the window that appears, click on the “Proxy Voting Policy” navigation button in the top left corner.

Each fund’s most recent annual proxy voting record is available on our Web site and through the SEC’s Web site. To access it through our Web site, follow the directions above, then click on the words “Proxy Voting Record” at the bottom of the Proxy Voting Policy page.

HOW TO OBTAIN QUARTERLY PORTFOLIO HOLDINGS

The fund files a complete schedule of portfolio holdings with the Securities and Exchange Commission for the first and third quarters of each fiscal year on Form N-Q. The fund’s Form N-Q is available electronically on the SEC’s Web site (www.sec.gov); hard copies may be reviewed and copied at the SEC’s Public Reference Room, 450 Fifth St. N.W., Washington, DC 20549. For more information on the Public Reference Room, call 1-800-SEC-0330.

APPROVAL OF INVESTMENT MANAGEMENT AGREEMENT

On March 4, 2008, the fund’s Board of Directors (Board) unanimously approved the investment advisory contract (Contract) between the fund and its investment manager, T. Rowe Price International, Inc. (Manager). The Board considered a variety of factors in connection with its review of the Contract, also taking into account information provided by the Manager during the course of the year, as discussed below:

Services Provided by the Manager
The Board considered the nature, quality, and extent of the services provided to the fund by the Manager. These services included, but were not limited to, management of the fund’s portfolio and a variety of related activities as well as financial and administrative services, reporting, and communications. The Board also reviewed the background and experience of the Manager’s senior management team and investment personnel involved in the management of the fund. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Manager.

Investment Performance of the Fund
The Board reviewed the fund’s average annual total returns over the one-, three-, and five-year and since-inception periods as well as the fund’s year-by-year returns and compared these returns with a wide variety of previously agreed upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data. On the basis of this evaluation and the Board’s ongoing review of investment results, the Board concluded that the fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale
The Board reviewed detailed information regarding the revenues received by the Manager under the Contract and other benefits that the Manager (and its affiliates) may have realized from its relationship with the fund, including research received under “soft dollar” agreements. The Board noted that soft dollars were not used to pay for third-party, non-broker research. The Board also received information on the estimated costs incurred and profits realized by the Manager and its affiliates from advising T. Rowe Price mutual funds, as well as estimates of the gross profits realized from managing the fund in particular. The Board concluded that the Manager’s profits were reasonable in light of the services provided to the fund. The Board also considered whether the fund or other funds benefit under the fee levels set forth in the Contract from any economies of scale realized by the Manager. Under the Contract, the fund pays a fee to the Manager composed of two components—a group fee rate based on the aggregate assets of certain T. Rowe Price mutual funds (including the fund) that declines at certain asset levels and an individual fund fee rate that is assessed on the assets of the fund. The Board concluded that the advisory fee structure for the fund continued to provide for a reasonable sharing of benefits from economies of scale with the fund’s investors.

Fees
The Board reviewed the fund’s management fee rate, operating expenses, and total expense ratio for the Investor Class, Advisor Class, and R Class and compared them with fees and expenses of other comparable funds based on information and data supplied by Lipper. The information provided to the Board showed that the fund’s management fee for all three classes and the expense ratio for the Investor Class and Advisor Class were generally at or below the median for comparable funds; the expense ratio for the R Class was above the median for comparable funds. The Board also reviewed the fee schedules for comparable privately managed accounts of the Manager and its affiliates. Management informed the Board that the Manager’s responsibilities for privately managed accounts are more limited than its responsibilities for the fund and other T. Rowe Price mutual funds that it or its affiliates advise. On the basis of the information provided, the Board concluded that the fees paid by the fund under the Contract were reasonable.

Approval of the Contract
As noted, the Board approved the continuation of the Contract. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the fund to approve the continuation of the Contract, including the fees to be charged for services thereunder.

Item 2. Code of Ethics.

A code of ethics, as defined in Item 2 of Form N-CSR, applicable to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions is filed as an exhibit to the registrant’s annual Form N-CSR. No substantive amendments were approved or waivers were granted to this code of ethics during the registrant’s most recent fiscal half-year.

Item 3. Audit Committee Financial Expert.

Disclosure required in registrant’s annual Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Disclosure required in registrant’s annual Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Not applicable. The complete schedule of investments is included in Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

Not applicable.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have evaluated the registrant’s disclosure controls and procedures within 90 days of this filing and have concluded that the registrant’s disclosure controls and procedures were effective, as of that date, in ensuring that information required to be disclosed by the registrant in this Form N-CSR was recorded, processed, summarized, and reported timely.

(b) The registrant’s principal executive officer and principal financial officer are aware of no change in the registrant’s internal control over financial reporting that occurred during the registrant’s second fiscal quarter covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The registrant’s code of ethics pursuant to Item 2 of Form N-CSR is filed with the registrant’s annual Form N-CSR.

    (2) Separate certifications by the registrant's principal executive officer and principal financial officer, pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(a) under the Investment Company Act of 1940, are attached.

    (3) Written solicitation to repurchase securities issued by closed-end companies: not applicable.

(b) A certification by the registrant's principal executive officer and principal financial officer, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and required by Rule 30a-2(b) under the Investment Company Act of 1940, is attached.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

T. Rowe Price International Funds, Inc.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment
Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Edward C. Bernard
Edward C. Bernard
Principal Executive Officer

Date	June 17, 2008

By	/s/ Gregory K. Hinkle
Gregory K. Hinkle
Principal Financial Officer

Date	June 17, 2008